UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-21529

                    THE GABELLI GLOBAL UTILITY & INCOME TRUST
         -------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                              One Corporate Center
                            Rye, New York 10580-1422
              -----------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                 Bruce N. Alpert
                               Gabelli Funds, LLC
                              One Corporate Center
                            Rye, New York 10580-1422
              -----------------------------------------------------
                     (Name and address of agent for service)


       registrant's telephone number, including area code: 1-800-422-3554
                                                          ---------------

                      Date of fiscal year end: December 31
                                              ------------

                   Date of reporting period: December 31, 2005
                                            ------------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

                                                                          [LOGO]
                                                                     THE GABELLI
                                                                  GLOBAL UTILITY
                                                                  & INCOME TRUST

                    THE GABELLI GLOBAL UTILITY & INCOME TRUST

                                  Annual Report
                                December 31, 2005

TO OUR SHAREHOLDERS,

      The Sarbanes-Oxley Act requires a fund's principal executive and financial officers to certify the entire contents of the semi-annual and annual shareholder reports in a filing with the Securities and Exchange Commission on Form N-CSR. This certification would cover the portfolio manager's commentary and subjective opinions if they are attached to or a part of the financial statements. Many of these comments and opinions would be difficult or impossible to certify.

      Because we do not want our portfolio managers to eliminate their opinions and/or restrict their commentary to historical facts, we have separated their commentary from the financial statements and investment portfolio and have sent it to you separately. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com/funds.

      Enclosed are the audited financial statements and the investment portfolio as of December 31, 2005.

COMPARATIVE RESULTS

--------------------------------------------------------------------------------
              AVERAGE ANNUAL RETURNS THROUGH DECEMBER 31, 2005 (a)

                                                                                                  SINCE
                                                                                                INCEPTION
                                                                     QUARTER        1 YEAR      (5/28/04)
                                                                     -------        ------      ---------
GABELLI GLOBAL UTILITY & INCOME TRUST NAV RETURN (b) ...........     (3.76)%         4.20%        11.24%
GABELLI GLOBAL UTILITY & INCOME TRUST INVESTMENT RETURN (c) ....     (8.29)         (2.34)        (0.67)
S&P 500 Utility Index ..........................................     (5.48)         16.84         24.68
Lipper Utility Fund Average ....................................     (4.40)         13.37         22.09

(a) RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND THE PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE. WHEN SHARES ARE SOLD, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA PRESENTED. VISIT WWW.GABELLI.COM FOR PERFORMANCE INFORMATION AS OF THE MOST RECENT MONTH END. PERFORMANCE FIGURES FOR PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED. INVESTORS SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES, AND EXPENSES OF THE FUND CAREFULLY BEFORE INVESTING. THE S&P 500 UTILITY INDEX IS AN UNMANAGED INDICATOR OF ELECTRIC AND GAS UTILITY STOCK PERFORMANCE. THE LIPPER AVERAGE REFLECTS THE AVERAGE PERFORMANCE OF OPEN-END MUTUAL FUNDS CLASSIFIED IN THIS PARTICULAR CATEGORY. DIVIDENDS ARE CONSIDERED REINVESTED.

(b) TOTAL RETURNS AND AVERAGE ANNUAL RETURNS REFLECT CHANGES IN NET ASSET VALUE ("NAV"), REINVESTMENT OF DISTRIBUTIONS AT NAV ON THE EX- DIVIDEND DATE AND ARE NET OF EXPENSES. SINCE INCEPTION RETURN BASED ON AN INITIAL NAV OF $19.06.

(c) TOTAL RETURNS AND AVERAGE ANNUAL RETURNS REFLECT CHANGES IN CLOSING MARKET VALUES ON THE AMERICAN STOCK EXCHANGE AND REINVESTMENT OF DISTRIBUTIONS. SINCE INCEPTION RETURN BASED ON AN INITIAL OFFERING PRICE OF $20.00.
--------------------------------------------------------------------------------

                                                        Sincerely yours,

                                                        /s/ Bruce N. Alpert

                                                        Bruce N. Alpert
                                                        President

February 13, 2006

                    THE GABELLI GLOBAL UTILITY & INCOME TRUST
                    SUMMARY OF PORTFOLIO HOLDINGS (UNAUDITED)

The  following  table  presents   portfolio  holdings  as  a  percent  of  total
investments as of December 31, 2005:

Energy and Utilities: Integrated ......................................    38.7%
Energy and Utilities: Electric ........................................    16.3%
Telecommunications ....................................................    12.2%
Energy and Utilities: Natural Gas .....................................     7.7%
Energy and Utilities: Water ...........................................     6.5%
U.S. Government Obligations ...........................................     3.5%
Cable and Satellite ...................................................     3.1%
Energy and Utilities: Oil .............................................     2.4%
Food and Beverage .....................................................     2.0%
Wireless Communications ...............................................     1.8%
Diversified Industrial ................................................     1.7%
Health Care ...........................................................     0.7%
Entertainment .........................................................     0.6%
Real Estate ...........................................................     0.5%
Metals and Mining .....................................................     0.5%
Computer Software and Services ........................................     0.4%
Aviation: Parts and Services ..........................................     0.2%
Aerospace .............................................................     0.2%
Automotive: Parts and Accessories .....................................     0.2%
Equipment and Supplies ................................................     0.2%
Hotels and Gaming .....................................................     0.2%
Transportation ........................................................     0.2%
Communications Equipment ..............................................     0.2%
                                                                          -----
                                                                          100.0%
                                                                          =====

THE GABELLI GLOBAL UTILITY & INCOME TRUST (THE "TRUST") FILES A COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS WITH THE SEC FOR THE FIRST AND THIRD QUARTERS OF EACH FISCAL YEAR ON FORM N-Q, THE LAST OF WHICH WAS FILED FOR THE QUARTER ENDED SEPTEMBER 30, 2005. SHAREHOLDERS MAY OBTAIN THIS INFORMATION AT WWW.GABELLI.COM OR BY CALLING THE TRUST AT 800-GABELLI (800-422-3554). THE TRUST'S FORM N-Q IS AVAILABLE ON THE SEC'S WEBSITE AT WWW.SEC.GOV AND MAY ALSO BE REVIEWED AND COPIED AT THE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING 1-800-SEC-0330.

PROXY VOTING

      The Trust files Form N-PX with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of the Trust's proxy voting policies, procedures, and how the Trust voted proxies relating to portfolio securities are available without charge, upon request, (i) by calling 800-GABELLI (800-422-3554); (ii) by writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; and (iii) by visiting the Securities and Exchange Commission's website at www.sec.gov.

                    THE GABELLI GLOBAL UTILITY & INCOME TRUST
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2005

                                                                                         MARKET
    SHARES                                                              COST             VALUE
    ------                                                              ----             -----
            COMMON STOCKS -- 94.6%
            AEROSPACE -- 0.2%
            NON U.S. COMPANIES
    20,000  Rolls-Royce Group plc+ .............................     $   129,215      $   147,102
   668,000  Rolls-Royce Group plc, Cl. B .......................             678            1,178
                                                                     -----------      -----------
                                                                         129,893          148,280
                                                                     -----------      -----------
            CABLE AND SATELLITE -- 3.1%
            NON U.S. COMPANIES
    10,000  Cogeco Inc. ........................................         195,068          206,460
     3,500  Rogers Communications Inc.,
              Cl. B ............................................          58,568          147,910
            U.S. COMPANIES
    32,400  Cablevision Systems Corp.,
              Cl. A+ ...........................................         895,784          760,428
     2,000  Comcast Corp., Cl. A+ ..............................          57,590           51,920
     8,000  DIRECTV Group Inc.+ ................................         138,277          112,960
    17,000  EchoStar Communications
              Corp., Cl. A+ ....................................         532,625          461,890
     4,580  Liberty Global Inc., Cl. A+ ........................          86,290          103,050
     4,580  Liberty Global Inc., Cl. C+ ........................          82,907           97,096
                                                                     -----------      -----------
                                                                       2,047,109        1,941,714
                                                                     -----------      -----------
            COMPUTER SOFTWARE AND SERVICES -- 0.4%
            U.S. COMPANIES
    20,000  Siebel Systems Inc. ................................         210,800          211,600
                                                                     -----------      -----------
            DIVERSIFIED INDUSTRIAL -- 1.7%
            NON U.S. COMPANIES
    20,000  Bouygues SA ........................................         670,122          977,897
            U.S. COMPANIES
     1,200  Woodward Governor Co. ..............................         103,102          103,212
                                                                     -----------      -----------
                                                                         773,224        1,081,109
                                                                     -----------      -----------
            ENERGY AND UTILITIES: ELECTRIC -- 16.3%
            NON U.S. COMPANIES
    76,000  Datang International Power
              Generation Co. Ltd. ..............................          59,610           55,870
     7,000  Electric Power Development
              Co. Ltd. .........................................         194,633          240,387
     2,000  Huaneng Power International
              Inc., ADR ........................................          58,398           52,420
            U.S. COMPANIES
     1,000  Allegheny Energy Inc.+ .............................          25,689           31,650
     7,500  ALLETE Inc. ........................................         250,088          330,000
    33,000  American Electric Power
              Co. Inc. .........................................       1,045,068        1,223,970
       500  Cleco Corp. ........................................           9,790           10,425
    60,000  DPL Inc. ...........................................       1,627,242        1,560,600
    40,000  Duquesne Light Holdings Inc. .......................         777,948          652,800
     1,000  El Paso Electric Co.+ ..............................          17,760           21,040
    10,000  FPL Group Inc. .....................................         349,290          415,600
    60,000  Great Plains Energy Inc. ...........................       1,797,801        1,677,600
    40,000  Pepco Holdings Inc. ................................         757,783          894,800
    15,000  Pinnacle West Capital Corp. ........................         615,958          620,250
    45,000  Southern Co. .......................................       1,322,848        1,553,850
     1,000  UIL Holdings Corp. .................................          53,385           45,990
    25,000  Unisource Energy Corp. .............................         616,316          780,000
                                                                     -----------      -----------
                                                                       9,579,607       10,167,252
                                                                     -----------      -----------
            ENERGY AND UTILITIES: INTEGRATED -- 38.7%
            NON U.S. COMPANIES
   150,000  AEM SpA ............................................         276,010          285,910
       500  Areva ..............................................         204,193          240,035
     8,000  Chubu Electric
              Power Co. Inc. ...................................         167,490          190,613

                                                                                         MARKET
    SHARES                                                              COST             VALUE
    ------                                                              ----             -----
    10,000  Chugoku Electric
              Power Co. Inc. ...................................     $   170,328      $   193,751
     9,000  E.ON AG, ADR .......................................         209,576          310,680
    13,000  Endesa SA ..........................................         332,463          341,980
    50,000  Endesa SA, ADR .....................................       1,092,934        1,300,500
    45,000  Enel SpA ...........................................         354,639          353,481
     9,760  Energias de Portugal SA, ADR .......................         262,599          301,291
    30,000  Enersis SA, ADR ....................................         178,868          329,700
   142,000  Hera SpA ...........................................         303,068          379,515
    10,000  Hokkaido Electric
              Power Co. Inc. ...................................         171,210          203,502
    10,000  Hokuriku Electric Power Co. ........................         165,392          197,566
    22,000  Iberdrola SA .......................................         447,198          601,395
    16,000  Kansai Electric Power Co. Inc. .....................         284,746          343,918
     5,000  Korea Electric Power
              Corp., ADR .......................................          72,677           97,450
    10,000  Kyushu Electric Power Co. Inc. .....................         178,959          217,069
     8,775  National Grid plc, ADR .............................         401,681          427,255
    35,000  Scottish Power plc, ADR ............................       1,167,104        1,308,300
    10,000  Shikoku Electric
              Power Co. Inc. ...................................         171,759          203,926
    10,000  Tohoku Electric Power Co. Inc. .....................         164,025          203,502
    10,000  Tokyo Electric Power Co. Inc. ......................         220,693          242,930
            U.S. COMPANIES
    22,000  Ameren Corp. .......................................         969,633        1,127,280
    50,000  Aquila Inc.+ .......................................         185,793          180,000
     6,000  Black Hills Corp. ..................................         181,668          207,660
     4,900  CH Energy Group Inc. ...............................         219,678          224,910
    28,000  Cinergy Corp. ......................................       1,059,150        1,188,880
       500  CMS Energy Corp.+ ..................................           5,055            7,255
     1,000  Consolidated Edison Inc. ...........................          44,903           46,330
       300  Constellation Energy Group .........................          13,206           17,280
     1,000  Duke Energy Corp. ..................................          25,036           27,450
    25,000  El Paso Corp. ......................................         220,000          304,000
       500  Empire District Electric Co. .......................          11,561           10,165
    18,000  Energy East Corp. ..................................         428,738          410,400
     6,000  Florida Public Utilities Co. .......................          70,646           81,900
    24,000  Hawaiian Electric
              Industries Inc. ..................................         596,570          621,600
     9,000  Maine & Maritimes Corp. ............................         269,259          139,320
     3,000  MGE Energy Inc. ....................................          93,602          101,730
    45,000  NiSource Inc. ......................................         917,604          938,700
     5,000  Northeast Utilities ................................          90,818           98,450
    50,000  NSTAR ..............................................       1,187,449        1,435,000
    19,500  OGE Energy Corp. ...................................         481,891          522,405
     4,000  Ormat Technologies Inc. ............................          60,000          104,560
     1,000  Otter Tail Corp. ...................................          26,092           28,980
     1,000  PG&E Corp. .........................................          33,930           37,120
     4,200  PPL Corp. ..........................................         117,280          123,480
    33,000  Progress Energy Inc. ...............................       1,410,351        1,449,360
    37,000  Public Service Enterprise
              Group Inc. .......................................       2,464,940        2,403,890
    19,000  SCANA Corp. ........................................         681,560          748,220
     1,000  TECO Energy Inc. ...................................          15,970           17,180
       800  TXU Corp. ..........................................          25,794           40,152
    17,000  Vectren Corp. ......................................         408,701          461,720
    41,000  Westar Energy Inc. .................................         860,569          881,500
     5,000  Wisconsin Energy Corp. .............................         171,276          195,300
    13,000  WPS Resources Corp. ................................         599,229          719,030
    50,000  Xcel Energy Inc. ...................................         845,734          923,000
                                                                     -----------      -----------
                                                                      21,791,298       24,098,476
                                                                     -----------      -----------

                 See accompanying notes to financial statements.

                    THE GABELLI GLOBAL UTILITY & INCOME TRUST
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2005

                                                                                         MARKET
    SHARES                                                              COST             VALUE
    ------                                                              ----             -----
            COMMON STOCKS (CONTINUED)
            ENERGY AND UTILITIES: NATURAL GAS -- 7.7%
            NON U.S. COMPANIES
    80,000  Snam Rete Gas SpA ..................................     $   347,871      $   328,886
            U.S. COMPANIES
    27,000  Atmos Energy Corp. .................................         665,564          706,320
     1,700  Cascade Natural Gas Corp. ..........................          36,137           33,167
     2,000  Chesapeake Utilities Corp. .........................          53,224           61,600
     1,000  Energen Corp. ......................................          30,935           36,320
    21,000  KeySpan Corp. ......................................         746,223          749,490
     8,000  Laclede Group Inc. .................................         229,823          233,680
    16,000  National Fuel Gas Co. ..............................         410,803          499,040
    20,000  Nicor Inc. .........................................         667,385          786,200
     1,000  ONEOK Inc. .........................................          24,447           26,630
    16,000  Peoples Energy Corp. ...............................         652,715          561,120
     5,000  Piedmont Natural Gas Co. Inc. ......................         116,790          120,800
    10,500  Southern Union Co.+ ................................         229,082          248,115
    15,000  Southwest Gas Corp. ................................         350,760          396,000
                                                                     -----------      -----------
                                                                       4,561,759        4,787,368
                                                                     -----------      -----------
            ENERGY AND UTILITIES: OIL -- 2.4%
            NON U.S. COMPANIES
     1,500  PetroChina Co. Ltd., ADR ...........................          96,520          122,940
    10,000  Royal Dutch Shell plc,
              Cl. A, ADR .......................................         511,652          614,900
            U.S. COMPANIES
     4,929  Chevron Corp. ......................................         303,104          279,819
     2,000  ConocoPhillips .....................................          74,050          116,360
     2,000  Devon Energy Corp. .................................          67,255          125,080
     1,000  Exxon Mobil Corp. ..................................          45,500           56,170
     3,400  Murphy Oil Corp. ...................................         128,383          183,566
        29  Tel Offshore Trust .................................             216              335
                                                                     -----------      -----------
                                                                       1,226,680        1,499,170
                                                                     -----------      -----------
            ENERGY AND UTILITIES: WATER -- 6.5%
            NON U.S. COMPANIES
     1,000  Consolidated Water Co. Ltd. ........................          20,230           20,290
    78,000  Severn Trent plc ...................................       1,165,147        1,454,708
     7,200  Suez SA ............................................         231,055          224,012
    12,000  Suez SA, ADR .......................................         362,710          374,880
     7,200  Suez SA, Strips+ ...................................               0               85
    50,000  United Utilities plc ...............................         502,861          577,224
    11,000  Veolia Environnement ...............................         299,126          497,993
            U.S. COMPANIES
     8,666  Aqua America Inc. ..................................         129,735          236,582
     3,000  California Water Service Group .....................          84,840          114,690
     4,000  Middlesex Water Co. ................................          75,033           69,360
    11,000  SJW Corp. ..........................................         358,906          500,500
                                                                     -----------      -----------
                                                                       3,229,643        4,070,324
                                                                     -----------      -----------
            ENTERTAINMENT -- 0.6%
            NON U.S. COMPANIES
    12,000  Vivendi Universal SA, ADR ..........................         317,880          377,160
                                                                     -----------      -----------
            FOOD AND BEVERAGE -- 2.0%
            U.S. COMPANIES
    15,000  Dreyer's Grand Ice Cream
              Holdings Inc., Cl. A .............................       1,186,651        1,243,200
                                                                     -----------      -----------
            HEALTH CARE -- 0.7%
            U.S. COMPANIES
    10,000  IDX Systems Corp.+ .................................         431,700          439,200
                                                                     -----------      -----------
            HOTELS AND GAMING -- 0.2%
            U.S. COMPANIES
    10,000  La Quinta Corp.+ ...................................         110,000          111,400
                                                                     -----------      -----------

                                                                                         MARKET
    SHARES                                                              COST             VALUE
    ------                                                              ----             -----
            METALS AND MINING -- 0.5%
            NON U.S. COMPANIES
    10,000  Compania de Minas
              Buenaventura SA, ADR .............................     $   218,930      $   283,000
                                                                     -----------      -----------
            TELECOMMUNICATIONS -- 11.7%
            NON U.S. COMPANIES
    29,000  BCE Inc. ...........................................         574,237          694,550
    27,000  BT Group plc, ADR ..................................         924,613        1,036,260
    10,000  Deutsche Telekom AG, ADR ...........................         170,218          166,300
     6,000  France Telecom SA, ADR .............................         149,213          149,040
    15,000  KPN NV, ADR ........................................         114,993          150,600
     3,000  Manitoba Telecom
              Services Inc. ....................................         100,193          104,262
     1,500  Swisscom AG ........................................         478,884          473,441
    11,500  TDC A/S ............................................         684,586          688,869
    24,062  Telecom Italia SpA .................................          78,318           70,078
    17,000  Telefonica SA, ADR .................................         700,249          765,340
    16,000  Telefonos de Mexico SA de
              CV, Cl. L, ADR ...................................         248,481          394,880
    16,000  Telindus Group NV+ .................................         328,887          320,125
            U.S. COMPANIES
    30,000  AT&T Inc. ..........................................         729,253          734,700
     9,000  BellSouth Corp. ....................................         226,200          243,900
    28,000  MCI Inc. ...........................................         718,886          552,440
    20,000  Sprint Nextel Corp. ................................         360,662          467,200
    10,000  Verizon Communications Inc. ........................         348,835          301,200
                                                                     -----------      -----------
                                                                       6,936,708        7,313,185
                                                                     -----------      -----------
            TRANSPORTATION -- 0.1%
            U.S. COMPANIES
     2,000  GATX Corp. .........................................          56,076           72,160
                                                                     -----------      -----------
            WIRELESS COMMUNICATIONS -- 1.8%
            NON U.S. COMPANIES
     1,600  Mobile TeleSystems, ADR ............................          54,874           56,000
   172,000  O2 plc .............................................         630,450          585,190
     2,200  Vimpel-Communications,
              ADR+ .............................................          68,035           97,306
            U.S. COMPANIES
    10,000  Nextel Partners Inc., Cl. A+ .......................         278,972          279,400
     2,100  United States Cellular Corp.+ ......................          95,967          103,740
                                                                     -----------      -----------
                                                                       1,128,298        1,121,636
                                                                     -----------      -----------
            TOTAL COMMON STOCKS ................................      53,936,256       58,966,234
                                                                     -----------      -----------
            CONVERTIBLE PREFERRED STOCKS -- 0.3%
            AVIATION: PARTS AND SERVICES -- 0.2%
            U.S. COMPANIES
     1,500  Sequa Corp.,
              $5.00 Cv. Pfd. ...................................         143,125          156,000
                                                                     -----------      -----------
            TELECOMMUNICATIONS -- 0.0%
            U.S. COMPANIES
       500  Cincinnati Bell Inc.,
              6.750% Cv. Pfd., Ser. B ..........................          20,555           19,025
                                                                     -----------      -----------
            TRANSPORTATION -- 0.1%
            U.S. COMPANIES
       200  GATX Corp.,
              $2.50 Cv. Pfd. ...................................          26,010           36,600
                                                                     -----------      -----------
            TOTAL CONVERTIBLE
              PREFERRED STOCKS .................................         189,690          211,625
                                                                     -----------      -----------

                 See accompanying notes to financial statements.

                    THE GABELLI GLOBAL UTILITY & INCOME TRUST
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2005

 PRINCIPAL                                                                               MARKET
  AMOUNT                                                                COST             VALUE
 ---------                                                              ----             -----
            CONVERTIBLE CORPORATE BONDS -- 1.6%
            AUTOMOTIVE: PARTS AND ACCESSORIES -- 0.2%
            U.S. COMPANIES
$  150,000  Pep Boys -
              Manny, Moe & Jack, Cv.,
              4.250%, 06/01/07 .................................     $   148,870      $   146,437
                                                                     -----------      -----------
            COMMUNICATIONS EQUIPMENT -- 0.2%
            U.S. COMPANIES
   100,000  Agere Systems Inc.,
              Sub. Deb. Cv.,
              6.500%, 12/15/09 .................................         100,500           98,875
                                                                     -----------      -----------
            EQUIPMENT AND SUPPLIES -- 0.2%
            U.S. COMPANIES
   142,000  Robbins & Myers Inc.,
              Sub. Deb. Cv.,
              8.000%, 01/31/08 .................................         143,334          145,373
                                                                     -----------      -----------
            REAL ESTATE -- 0.5%
            U.S. COMPANIES
            Palm Harbor Homes Inc., Cv.,
   150,000    3.250%, 05/15/24 .................................         126,016          129,937
   200,000    3.250%, 05/15/24 (a) .............................         197,373          173,250
                                                                     -----------      -----------
                                                                         323,389          303,187
                                                                     -----------      -----------
            TELECOMMUNICATIONS -- 0.5%
            NON U.S. COMPANIES
   300,000  Nortel Networks Corp., Cv.,
              4.250%, 09/01/08 .................................         287,799          282,750
                                                                     -----------      -----------
            TOTAL CONVERTIBLE
              CORPORATE BONDS ..................................       1,003,892          976,622
                                                                     -----------      -----------
            U.S. GOVERNMENT OBLIGATIONS -- 3.5%
 2,208,000  U.S. Treasury Bills,
              3.506% to 4.004%++,
              01/12/06 to 03/30/06 .............................       2,192,649        2,192,426
                                                                     -----------      -----------
TOTAL INVESTMENTS -- 100.0% ....................................     $57,322,487       62,346,907
                                                                     ===========
OTHER ASSETS AND LIABILITIES (NET) ...........................................             34,080
                                                                                      -----------
NET ASSETS -- COMMON SHARES
 (3,050,236 common shares outstanding) .......................................        $62,380,987
                                                                                      ===========
NET ASSET VALUE PER COMMON SHARE
 ($62,380,987 / 3,050,236 shares outstanding) ................................             $20.45
                                                                                           ======

----------
(a) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2005, the Rule 144A securities are considered liquid and the market value amounted to $173,250 or 0.28% of total investments.

+     Non-income producing security.

++    Represents annualized yield at date of purchase.

ADR   American Depository Receipt

                                                          % OF
                                                          MARKET       MARKET
                                                          VALUE        VALUE
                                                          ------       ------
      GEOGRAPHIC DIVERSIFICATION
      North America .................................      68.6%     $42,768,278
      Europe ........................................      25.6       15,984,914
      Japan .........................................       3.6        2,237,165
      Latin America .................................       1.7        1,027,870
      Asia/Pacific ..................................       0.5          328,680
                                                          -----      -----------
      Total Investments .............................     100.0%     $62,346,907
                                                          =====      ===========

                 See accompanying notes to financial statements.

                    THE GABELLI GLOBAL UTILITY & INCOME TRUST

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2005

ASSETS:
   Investments, at value (cost $57,322,487) ....................    $62,346,907
   Cash ........................................................          1,316
   Dividends and interest receivable ...........................        187,867
   Other assets ................................................          3,290
                                                                    -----------
   TOTAL ASSETS ................................................     62,539,380
                                                                    -----------
LIABILITIES:
   Payable for investment advisory fees ........................         53,654
   Payable for legal and audit fees ............................         43,821
   Payable for payroll expenses ................................         30,067
   Payable for shareholder communications
     expenses ..................................................         16,023
   Other accrued expenses and liabilities ......................         14,828
                                                                    -----------
   TOTAL LIABILITIES ...........................................        158,393
                                                                    -----------
   NET ASSETS applicable to 3,050,236
     shares outstanding ........................................    $62,380,987
                                                                    ===========
NET ASSETS CONSIST OF:
   Shares of beneficial interest, at $0.001 par value ..........    $     3,050
   Additional paid-in capital ..................................     57,336,903
   Undistributed net investment income .........................         19,356
   Accumulated distributions in excess of net
     realized gain on investments and foreign
     currency transactions .....................................           (753)
   Net unrealized appreciation on investments ..................      5,024,420
   Net unrealized depreciation on foreign
     currency translations .....................................         (1,989)
                                                                    -----------
   NET ASSETS ..................................................    $62,380,987
                                                                    ===========
NET ASSET VALUE:
   ($62,380,987 / 3,050,236 shares outstanding;
     unlimited number of shares authorized) ....................    $     20.45
                                                                    ===========

                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2005

INVESTMENT INCOME:
   Dividends (net of foreign taxes of $64,219) .................    $ 2,734,507
   Interest ....................................................        186,889
                                                                    -----------
   TOTAL INVESTMENT INCOME .....................................      2,921,396
                                                                    -----------
EXPENSES:
   Investment advisory fees ....................................        641,547
   Payroll expenses ............................................         88,714
   Trustees' fees ..............................................         61,304
   Shareholder communications expenses .........................         56,420
   Legal and audit fees ........................................         49,978
   Shareholder services fees ...................................         13,212
   Custodian fees ..............................................         12,474
   Miscellaneous expenses ......................................         79,237
                                                                    -----------
   TOTAL EXPENSES ..............................................      1,002,886
   Less: Custodian fee credits .................................         (1,469)
                                                                    -----------
   NET EXPENSES ................................................      1,001,417
                                                                    -----------
   NET INVESTMENT INCOME .......................................      1,919,979
                                                                    -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS AND FOREIGN CURRENCY:
   Net realized gain on investments ............................      2,489,751
   Net realized gain on foreign currency transactions ..........         32,083
                                                                    -----------
   Net realized gain on investments and foreign
     currency transactions .....................................      2,521,834
   Net change in unrealized appreciation/
     depreciation on investments and foreign
     currency translations .....................................     (1,797,961)
                                                                    -----------
   NET REALIZED AND UNREALIZED GAIN (LOSS) ON
     INVESTMENTS AND FOREIGN CURRENCY ..........................        723,873
                                                                    -----------
   NET INCREASE IN NET ASSETS RESULTING
     FROM OPERATIONS ...........................................    $ 2,643,852
                                                                    ===========

                 See accompanying notes to financial statements.

                    THE GABELLI GLOBAL UTILITY & INCOME TRUST
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                             YEAR ENDED          PERIOD ENDED
                                                                                         DECEMBER 31, 2005   DECEMBER 31, 2004 (a)
                                                                                         -----------------   ---------------------
OPERATIONS:
  Net investment income ..............................................................      $  1,919,979         $    796,020
  Net realized gain on investments and foreign currency transactions .................         2,521,834              236,209
  Net change in unrealized appreciation/depreciation on investments and foreign
    currency translations ............................................................        (1,797,961)           6,820,392
                                                                                            ------------         ------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...............................         2,643,852            7,852,621
                                                                                            ------------         ------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS:
  Net investment income ..............................................................        (1,932,706)            (843,139)
  Net realized short-term gain on investments and foreign currency transactions ......          (447,122)            (189,235)
  Net realized long-term gain on investments and foreign currency transactions .......        (2,043,014)                (223)
  Return of capital ..................................................................                --             (797,545)
                                                                                            ------------         ------------
  TOTAL DISTRIBUTIONS TO COMMON SHAREHOLDERS .........................................        (4,422,842)          (1,830,142)
                                                                                            ------------         ------------
TRUST SHARE TRANSACTIONS:
  Net increase in net assets from common shares issued in offering ...................                --           58,159,499
  Offering costs for common shares charged to paid-in-capital ........................                --             (122,009)
                                                                                            ------------         ------------
  NET INCREASE IN NET ASSETS FROM TRUST SHARE TRANSACTIONS ...........................                --           58,037,490
                                                                                            ------------         ------------
  NET INCREASE (DECREASE) IN NET ASSETS ..............................................        (1,778,990)          64,059,969
NET ASSETS:
  Beginning of period ................................................................        64,159,977              100,008
                                                                                            ------------         ------------
  End of period (including undistributed net investment income of $19,356 and $0,
    respectively) ....................................................................      $ 62,380,987         $ 64,159,977
                                                                                            ============         ============

----------
(a) The Gabelli Global Utility & Income Trust commenced investment operations on May 28, 2004.

                 See accompanying notes to financial statements.

                    THE GABELLI GLOBAL UTILITY & INCOME TRUST
                          NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION. The Gabelli Global Utility & Income Trust (the "Trust") is a non-diversified closed-end management investment company organized under the laws of the State of Delaware and registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust sold 5,236 shares to Gabelli Funds, LLC (the "Adviser") for $100,008 on May 17, 2004. Investment operations commenced on May 28, 2004 upon the sale of 3,045,000 shares of beneficial interest in the amount of $58,037,490 (net of underwriting fees and expenses of $2,862,600). The Adviser agreed to pay all the Trust's organizational costs and the amount by which the Trust's offering costs (other than the underwriting fees) exceeded $0.04 per common share.

      The  Trust's  investment  objective  is to  seek  a  consistent  level  of after-tax total return over the long term with an emphasis currently on qualifying dividends. The Trust will attempt to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in equity securities (including preferred securities) of domestic and foreign companies involved to a substantial extent in providing products, services, or equipment for the generation or distribution of electricity, gas, or water and infrastructure operations, and in equity securities (including preferred securities) of companies in other industries, in each case in such securities that are expected to periodically pay dividends.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements.

      SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market's official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the "Board") so determines, by such other method as the Board shall determine in good faith, to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Adviser.

      Portfolio securities primarily traded on foreign markets are generally valued at the preceding closing values of such securities on their respective exchanges or if after the close of the foreign markets, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain foreign securities may be fair valued pursuant to procedures established by the Board. Debt instruments with remaining maturities of 60 days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Board. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

      Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons to the valuation and changes in valuation of similar securities, including a comparison of foreign securities to the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

      REPURCHASE AGREEMENTS. The Trust may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System, or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board. Under the terms of a typical repurchase agreement, the Trust takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Trust to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Trust's holding period. The Trust will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 102% of the dollar amount invested by the Trust in each agreement. The Trust will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited. At December 31, 2005, there were no open repurchase agreements.

                    THE GABELLI GLOBAL UTILITY & INCOME TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

      FUTURES CONTRACTS. The Trust may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Such investments will only be made if they are economically appropriate to the reduction of risks involved in the management of the Trust's investments. Upon entering into a futures contract, the Trust is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Trust each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are included in unrealized appreciation/depreciation on investments and futures contracts. The Trust recognizes a realized gain or loss when the contract is closed.

      There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Statement of Assets and Liabilities. In addition, there is the risk that the Trust may not be able to enter into a closing transaction because of an illiquid secondary market. At December 31, 2005, there were no open futures contracts.

      FORWARD FOREIGN EXCHANGE CONTRACTS. The Trust may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency translations. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

      The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Trust's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Statement of Assets and Liabilities. In addition, the Trust could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. At December 31, 2005, there were no open forward foreign exchange contracts.

      FOREIGN CURRENCY TRANSLATIONS. The books and records of the Trust are maintained in United States (U.S.) dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Trust and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

      FOREIGN SECURITIES. The Trust may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

      FOREIGN TAXES. The Trust may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Trust will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

      SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for as of the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method.. Dividend income is recorded on the ex-dividend date except for certain dividends which are recorded as soon as the Trust is informed of the dividend.

      CUSTODIAN FEE CREDITS. When cash balances are maintained in the custody account, the Trust receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset shown as "custodian fee credits".

                    THE GABELLI GLOBAL UTILITY & INCOME TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

      DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from that determined under U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Trust, foreign currency transactions, timing differences, and differing characterizations of distributions made by the Trust. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. These reclassifications have no impact on the NAV of the Trust and the calculation of net investment income per share in the Financial Highlights includes these adjustments. For the year ended December 31, 2005, reclassifications were made to increase accumulated net investment income by $32,083 and increase accumulated distributions in excess of net realized gain on investments and foreign currency transactions by $32,083.

      The tax character of distributions paid during the year ended December 31, 2005 and the period from May 28, 2004 through December 31, 2004 was as follows:

                                                                YEAR ENDED         PERIOD ENDED
                                                            DECEMBER 31, 2005    DECEMBER 31, 2004
                                                            -----------------    -----------------
                                                                  COMMON              COMMON
                                                                  ------              ------
          DISTRIBUTIONS PAID FROM:
          Ordinary income
            (Inclusive of short-term capital gains) .....       $2,379,828          $1,032,374
          Net long-term capital gains ...................        2,043,014                 223
          Non-taxable return of capital .................               --             797,545
                                                                ----------          ----------
          Total distribution paid .......................       $4,422,842          $1,830,142
                                                                ==========          ==========

      PROVISION FOR INCOME TAXES. The Trust intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). It is the Trust's policy to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for Federal income taxes is required.

      As of December 31, 2005, the components of accumulated earnings/(losses) on a tax basis were as follows:

          Post October losses ....................................   $   (2,065)
          Net unrealized appreciation on investments, payables,
            and receivables ......................................    5,023,667
          Net unrealized depreciation on foreign currency ........       (1,989)
          Undistributed ordinary income ..........................       21,421
                                                                     ----------
          Total accumulated gain .................................   $5,041,034
                                                                      ==========

      The following summarizes the tax cost of investments and the related unrealized appreciation/ depreciation at December 31, 2005:

                                                    GROSS              GROSS          NET UNREALIZED
                                                  UNREALIZED         UNREALIZED        APPRECIATION/
                                    COST         APPRECIATION       DEPRECIATION      (DEPRECIATION)
                                    ----         ------------       ------------      --------------
          Investments ........   $57,323,240      $6,278,687        $(1,255,020)        $5,023,667

3. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES. The Trust has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Trust will pay the Adviser on the first business day of each month a fee for the previous month equal on an annual basis to 1.00% of the value of the Trust's average weekly net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Trust's portfolio and oversees the administration of all aspects of the Trust's business and affairs.

      During the year ended December 31, 2005, Gabelli & Company, Inc. ("Gabelli & Company"), an affiliate of the Adviser received $19,698 in brokerage commissions as a result of executing agency transactions in portfolio securities on behalf of the Trust.

      The cost of calculating the Trust's net asset value ("NAV") per share is a Trust expense pursuant to the Advisory Agreement. During the year ended December 31, 2005, the Trust reimbursed the Adviser $45,000 in connection with the cost of computing the Trust's NAV, which is included in miscellaneous expenses in the Statement of Operations.

      The Trust is assuming its portion of the allocated cost of the Gabelli Funds' Chief Compliance Officer in the amount of $2,652 for the year ended December 31, 2005 which is included in payroll expenses in the Statement of Operations.

                    THE GABELLI GLOBAL UTILITY & INCOME TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4. PORTFOLIO SECURITIES. Purchases and proceeds from the sales of securities for the year ended December 31, 2005, other than short-term securities, aggregated $24,035,622 and $12,406,334, respectively.

5. CAPITAL. The Trust is authorized to issue an unlimited number of Common Shares of beneficial interest (par value $0.001). The Board has authorized the repurchase of its shares on the open market when the shares are trading at a discount of 10% or more (or such other percentage as the Board may determine from time to time) from the NAV of the shares. During the year ended December 31, 2005, the Trust did not repurchase any shares of beneficial interest in the open market.

           Transactions in shares of beneficial interest were as follows:

                                                        YEAR ENDED                      PERIOD ENDED
                                                     DECEMBER 31, 2005              DECEMBER 31, 2004 (a)
                                                 -------------------------        -------------------------
                                                   SHARES         AMOUNT           SHARES         AMOUNT
                                                 ----------     ----------        ---------     -----------
          Initial seed capital, May 17, 2004             --             --            5,236     $   100,008
          Shares issued in offering ........             --             --        3,045,000      58,037,490
                                                 ----------     ----------        ---------     -----------
          Net increase .....................             --             --        3,050,236     $58,137,498
                                                 ==========     ==========        =========     ===========

----------
(a) The Gabelli Global Utility & Income Trust commenced investment operations on May 28, 2004.

6. INDUSTRY CONCENTRATION. Because the Trust primarily invests in common stocks and other securities of foreign and domestic companies in the utility industry, its portfolio may be subject to greater risk and market fluctuations than a portfolio of securities representing a broad range of investments.

7. INDEMNIFICATIONS. The Trust enters into contracts that contain a variety of indemnifications. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8. OTHER MATTERS. The Adviser and/or affiliates have received subpoenas from the Attorney General of the State of New York and the Securities and Exchange Commission ("SEC") requesting information on mutual fund trading practices involving certain funds managed by the Adviser. GAMCO Investors, Inc., the Adviser's parent company, is responding to these requests for documents and testimony. On a separate matter, in September 2005, the Adviser was informed by the staff of the SEC that the staff may recommend to the Commission that an administrative remedy and a monetary penalty be sought from the Adviser in connection with the actions of two of seven closed-end funds managed by the Adviser relating to Section 19(a) and Rule 19a-1 of the 1940 Act. These provisions require registered investment companies to provide written statements to shareholders when a dividend is made from a source other than net investment income. While the two closed-end funds sent annual statements and provided other materials containing this information, the funds did not send written statements to shareholders with each distribution in 2002 and 2003. The Adviser believes that all of the funds are now in compliance. The Adviser believes that these matters would have no effect on the Trust or any material adverse effect on the Adviser or its ability to manage the Trust. The staff's notice to the Adviser did not relate to the Trust.

                    THE GABELLI GLOBAL UTILITY & INCOME TRUST
                              FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A GLOBAL UTILITY & INCOME TRUST SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD:

                                                                     YEAR ENDED           PERIOD ENDED
                                                                  DECEMBER 31, 2005   DECEMBER 31, 2004 (a)
                                                                  -----------------   ---------------------
OPERATING PERFORMANCE:
  Net asset value, beginning of period .......................         $ 21.03               $ 19.06(b)
                                                                       -------               -------
  Net investment income ......................................            0.64                  0.28
  Net realized and unrealized gain on investments ............            0.23                  2.29
                                                                       -------               -------
  Total from investment operations ...........................            0.87                  2.57
                                                                       -------               -------
DISTRIBUTIONS TO COMMON SHAREHOLDERS:
  Net investment income ......................................           (0.63)                (0.28)
  Net realized gain on investments ...........................           (0.82)                (0.06)
  Return of capital ..........................................              --                 (0.26)
                                                                       -------               -------
  Total distributions to common shareholders .................           (1.45)                (0.60)
                                                                       -------               -------
  NET ASSET VALUE, END OF PERIOD .............................         $ 20.45               $ 21.03
                                                                       =======               =======
  Net asset value total return *** ...........................             4.2%                 13.9%*
                                                                       =======               =======
  Market value, end of period ................................         $ 17.76               $ 19.63
                                                                       =======               =======
  Total investment return **** ...............................            (2.3)%                 1.3%**
                                                                       =======               =======
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's) .......................         $62,381               $64,160
  Ratio of net investment income to average net assets .......            2.99%                 2.23%(c)
  Ratio of operating expenses to average net assets ..........            1.56%(d)              1.49%(c)
  Portfolio turnover rate ....................................            21.0%                 16.9%

----------
(a) The Gabelli Global Utility & Income Trust commenced investment operations on May 28, 2004.

(b) The beginning of period NAV reflects a $0.04 reduction for costs associated with the initial public offering.

(c)   Annualized.

(d) For the year ended December 31, 2005, the effect of the custodian fee credits was minimal.

* Based on net asset value per share at commencement of operations of $19.06 per share.

** Based on market value per share at initial public offering of $20.00 per share.

*** Based on net asset value per share, adjusted for reinvestment of distributions at the net asset value per share on the ex-dividend dates. Total return for periods of less than one year are not annualized.

****  Based  on  market   value  per  share,   adjusted  for   reinvestment   of
      distributions. Total return for periods of less than one year are not annualized.

                 See accompanying notes to financial statements.

                    THE GABELLI GLOBAL UTILITY & INCOME TRUST
             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of The Gabelli Global Utility & Income Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Gabelli Global Utility & Income Trust (hereafter referred to as the "Trust") at December 31, 2005, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period May 28, 2004 (commencement of investment operations) through December 31, 2004, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 28, 2006

                    THE GABELLI GLOBAL UTILITY & INCOME TRUST
                     ADDITIONAL FUND INFORMATION (UNAUDITED)

      The names and business addresses of the Trustees and principal officers of this Fund are set forth in the following table, together with their positions and their principal occupations during the past five years and, in the case of the Trustees, their positions with certain other organizations and companies.

                                TERM OF        NUMBER OF
                               OFFICE AND    FUNDS IN TRUST
NAME, POSITION(S)              LENGTH OF        COMPLEX
    ADDRESS 1,5                  TIME         OVERSEEN BY         PRINCIPAL OCCUPATION(S)                   OTHER DIRECTORSHIPS
    AND AGE                    SERVED 2         TRUSTEE           DURING PAST FIVE YEARS                     HELD BY TRUSTEE 3
----------------               --------      --------------       --------------------                      -------------------
INTERESTED TRUSTEE:
------------------
SALVATORE M. SALIBELLO 4      Since 2004**          3         Certified Public Accountant and Managing                 --
Trustee                                                       Partner of the accounting firm Salibello
Age: 60                                                       & Broder, LLP, since 1978

NON-INTERESTED TRUSTEES:
-----------------------
ANTHONY J. COLAVITA           Since 2004*          34         Partner in the law firm of                               --
Trustee                                                       Anthony J. Colavita, P.C.
Age: 70

JAMES P. CONN                 Since 2004**         14         Former Managing Director and Chief            Director of LaQuinta
Trustee                                                       Investment Officer of Financial               Corp. (hotels) and First
Age: 67                                                       Security Assurance Holdings Ltd.              Republic Bank (banking)
                                                              (insurance holding company)

MARIO D'URSO                 Since 2004***          3         Chairman of Mittel Capital Markets                       --
Trustee                                                       S.p.A., since 2001; Senator in the
Age: 65                                                       Italian Parliament (1996-2001)

VINCENT D. ENRIGHT            Since 2004*          14         Former Senior Vice President and Chief        Director of Aphton
Trustee                                                       Financial Officer of KeySpan Energy           Corporation
Age: 62                                                       Corporation (utility holding company)         (biopharmaceuticals)

MICHAEL J. MELARKEY          Since 2004***          3         Partner in the law firm of Avansino,          Director of Southwest
Trustee                                                       Melarkey, Knobel & Mulligan                   Gas Corporation (natural
Age: 56                                                                                                     gas utility)

SALVATORE J. ZIZZA            Since 2004*          25         Chairman of Hallmark Electrical               Director of Hollis-Eden
Trustee                                                       Supplies Corp.                                Pharmaceuticals
Age: 60                                                                                                     (biotechnology) and Earl
                                                                                                            Scheib, Inc. (automotive
                                                                                                            services)

OFFICERS:
--------
BRUCE N. ALPERT                Since 2004           --        Executive Vice President and Chief                        --
President                                                     Operating Officer of Gabelli Funds,
Age: 54                                                       LLC since 1988 and an officer of all
                                                              of the registered investment companies
                                                              in the Gabelli Funds complex. Director
                                                              and President of Gabelli Advisers, Inc.
                                                              since 1998.

DAVID I. SCHACHTER             Since 2004           --        Vice President of GAMCO Investors, Inc.                   --
Vice President                                                since 2001.
Age: 52

JAMES E. MCKEE                 Since 2004           --        Vice President, General Counsel and                       --
Secretary                                                     Secretary of GAMCO Investors, Inc.
Age: 42                                                       (since 1999) and of GAMCO Asset Management
                                                              Inc. (since 1993); Secretary of all of the
                                                              registered investment companies in the
                                                              Gabelli Funds complex.

RICHARD C. SELL, JR.           Since 2004           --        Vice President and Controller of Gabelli &                --
Treasurer                                                     Company, Inc. since 1998.
Age: 56

PETER D. GOLDSTEIN             Since 2004           --        Director of Regulatory Affairs for GAMCO                  --
Chief Compliance Officer                                      Investors, Inc. since 2004; Chief Compliance
Age: 52                                                       Officer of all of the registered investment
                                                              companies in the Gabelli Funds complex; Vice
                                                              President of Goldman Sachs Asset Management
                                                              from 2000 through 2004.

----------
1     Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.

2 The Trust's Board of Trustees is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

* - Term expires at the Trust's 2008 Annual Meeting of Shareholders and until their successors are duly elected and qualified.

** - Term expires at the Trust's 2006 Annual Meeting of Shareholders and until their successors are duly elected and qualified.

*** - Term expires at the Trust's 2007 Annual Meeting of Shareholders and until their successors are duly elected and qualified.

Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

3 This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e. public companies) or other investment companies registered under the 1940 Act.

4 Mr. Salibello may be considered an "interested person" of the Fund as a result of being a partner in an accounting firm that provides professional services to affiliates of the investment adviser.

5 Effective November 16, 2005, Mr. Karl Otto Pohl resigned from the Board of Trustees and now serves as Trustee Emeritus.

                    THE GABELLI GLOBAL UTILITY & INCOME TRUST
                       INCOME TAX INFORMATION (UNAUDITED)
                                DECEMBER 31, 2005

CASH DIVIDENDS AND DISTRIBUTIONS

                                                TOTAL AMOUNT        ORDINARY        LONG-TERM        DIVIDEND
                 PAYABLE           RECORD           PAID           INVESTMENT        CAPITAL       REINVESTMENT
                  DATE              DATE        PER SHARE (a)       INCOME (a)      GAINS (a)         PRICE
                ---------        ----------     -------------     -------------    -----------     ------------
COMMON SHARES
                 01/25/05         01/17/05        $0.10000          $0.05450        $0.04550        $19.61780
                 02/22/05         02/14/05         0.10000           0.05450         0.04550         19.55170
                 03/24/05         03/16/05         0.10000           0.05450         0.04550         18.39350
                 04/25/05         04/15/05         0.10000           0.05450         0.04550         19.39790
                 05/24/05         05/16/05         0.10000           0.05450         0.04550         19.16850
                 06/24/05         06/16/05         0.10000           0.05450         0.04550         19.35400
                 07/25/05         07/15/05         0.10000           0.05450         0.04550         19.82840
                 08/25/05         08/17/05         0.10000           0.05450         0.04550         19.71000
                 09/26/05         09/16/05         0.10000           0.05450         0.04550         20.19830
                 10/25/05         10/17/05         0.10000           0.05450         0.04550         18.67550
                 11/23/05         11/15/05         0.10000           0.05450         0.04550         18.34590
                 12/23/05         12/15/05         0.35000           0.19080         0.15920         17.76680
                                                  --------          --------        --------
         Total Common Stock                       $1.45000          $0.79030        $0.65970

      A Form 1099-DIV has been mailed to all shareholders of record for the distributions mentioned above, setting forth specific amounts to be included in your 2005 tax returns. Ordinary income distributions include net investment income and realized net short-term capital gains.

CORPORATE DIVIDENDS RECEIVED DEDUCTION, QUALIFIED DIVIDEND INCOME, AND U.S. TREASURY SECURITIES INCOME

      The Trust paid to common shareholders an ordinary income dividend of $0.79030 per share in 2005. For the fiscal year ended December 31, 2005, 81.11% of the ordinary dividend qualified for the dividend received deduction available to corporations, and 100% of the ordinary income distribution was qualified dividend income. The percentage of ordinary income dividends paid by the Fund during 2005 derived from U.S. Treasury Securities was 3.96%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter its fiscal year in U.S. Government Securities. The Trust did not meet this strict requirement in 2005. The percentage of U.S. Government Securities held as of December 31, 2005 was 3.50%.

                         HISTORICAL DISTRIBUTION SUMMARY

COMMON STOCK

                                 SHORT-TERM     LONG-TERM                                         ADJUSTMENT
                  INVESTMENT       CAPITAL       CAPITAL       RETURN OF          TOTAL               TO
                  INCOME (b)      GAINS (b)       GAINS       CAPITAL (c)    DISTRIBUTIONS (a)   COST BASIS (d)
                  ----------     ----------     ---------     -----------    -----------------   --------------
2005 ........     $0.63370        $0.15660      $0.65970              --         $1.45000               --
2004 ........      0.26099         0.07758          --          $0.26143          0.60000           $0.26143

----------
(a)   Total amounts may differ due to rounding.

(b)   Taxable as ordinary income for Federal tax purposes.

(c)   Non-taxable.

(d)   Decrease in cost basis.

                         AUTOMATIC DIVIDEND REINVESTMENT
                        AND VOLUNTARY CASH PURCHASE PLANS

ENROLLMENT IN THE PLAN

      It is the Policy of The Gabelli Global Utility & Income Trust ("Trust") to automatically reinvest dividends payable to common shareholders. As a "registered" shareholder you automatically become a participant in the Trust's Automatic Dividend Reinvestment Plan (the "Plan"). The Plan authorizes the Trust to issue common shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Trust. Plan participants may send their share certificates to Computershare Trust Company, N.A. ("Computershare") to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

                    The Gabelli Global Utility & Income Trust
                                c/o Computershare
                                 P.O. Box 43010
                            Providence, RI 02940-3010

      Shareholders requesting this cash election must include the shareholder's name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan or requesting a copy of the terms of the Plan may contact Computershare at (800) 336-6983.

      If your shares are held in the name of a broker, bank or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of "street name" and re-registered in your own name. Once registered in your own name your distributions will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in "street name" at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

      The number of common shares distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Trust's common shares is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distributions, participants are issued common shares valued at the greater of
(i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Trust's common shares. The valuation date is the dividend or distribution payment date or, if that date is not an American Stock Exchange ("ASE") trading day, the next trading day. If the net asset value of the common shares at the time of valuation exceeds the market price of the common shares, participants will receive common shares from the Trust valued at market price. If the Trust should declare a dividend or capital gains distribution payable only in cash, Computershare will buy common shares in the open market, or on the ASE or elsewhere, for the participants' accounts, except that Computershare will endeavor to terminate purchases in the open market and cause the Trust to issue shares at net asset value if, following the commencement of such purchases, the market value of the common shares exceeds the then current net asset value.

      The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

VOLUNTARY CASH PURCHASE PLAN

      The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Trust. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

      Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to Computershare for investments in the Trust's common shares at the then current market price. Shareholders may send an amount from $250 to $10,000. Computershare will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. Computershare will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to Computershare, P.O. Box 43010, Providence, RI 02940-3010 such that Computershare receives such payments approximately 10 days before the 1st and 15th of the month. Funds not received at least five days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by Computershare at least 48 hours before such payment is to be invested.

      SHAREHOLDERS WISHING TO LIQUIDATE REINVESTED SHARES held at Computershare must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

      For  more  information   regarding  the  Dividend  Reinvestment  Plan  and
Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Trust.

      The Trust reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by Computershare on at least 90 days' written notice to participants in the Plan.

            --------------------------------------------------------------------
            The Annual Meeting of The Gabelli Global Utility & Income Trust's stockholders will be held at 11:30 A.M. on Monday, May 15, 2006 at the Greenwich Library in Greenwich, Connecticut.
            --------------------------------------------------------------------

--------------------------------------------------------------------------------

                    THE GABELLI GLOBAL UTILITY & INCOME TRUST
                            AND YOUR PERSONAL PRIVACY

WHO ARE WE?

The Gabelli Global Utility & Income Trust (the "Trust") is a closed-end investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

WHAT KIND OF NON-PUBLIC INFORMATION DO WE COLLECT ABOUT YOU IF YOU BECOME A GABELLI CUSTOMER?

When you purchase shares of the Trust on the American Stock Exchange, you have the option of registering directly with our transfer agent in order, for example, to participate in our dividend reinvestment plan.

o INFORMATION YOU GIVE US ON YOUR APPLICATION FORM. This could include your name, address, telephone number, social security number, bank account number, and other information.

o     INFORMATION   ABOUT  YOUR   TRANSACTIONS   WITH  US.  This  would  include
      information about the shares that you buy or sell, it may also include information about whether you sell or exercise rights that we have issued from time to time. If we hire someone else to provide services--like a transfer agent--we will also have information about the transactions that you conduct through them.

WHAT INFORMATION DO WE DISCLOSE AND TO WHOM DO WE DISCLOSE IT?

We do not disclose any non-public personal information about our customers or former customers to anyone, other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its web site, WWW.SEC.GOV.

WHAT DO WE DO TO PROTECT YOUR PERSONAL INFORMATION?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

--------------------------------------------------------------------------------

                                   [GRAPHIC]

                              TRUSTEES AND OFFICERS
                    THE GABELLI GLOBAL UTILITY & INCOME TRUST
                    ONE CORPORATE CENTER, RYE, NY 10580-1422

TRUSTEES

Anthony J. Colavita
   ATTORNEY-AT-LAW,
   ANTHONY J. COLAVITA, P.C.

James P. Conn
   FORMER CHIEF INVESTMENT OFFICER,
   FINANCIAL SECURITY ASSURANCE HOLDINGS LTD.

Mario d'Urso
   CHAIRMAN, MITTEL CAPITAL MARKETS SPA

Vincent D. Enright
  FORMER SENIOR VICE PRESIDENT &
  CHIEF FINANCIAL OFFICER,
  KEYSPAN ENERGY CORP.

Michael J. Melarkey
   ATTORNEY-AT-LAW,
   AVANSINO, MELARKEY, KNOBEL & MULLIGAN

Salvatore M. Salibello
   CERTIFIED PUBLIC ACCOUNTANT,
   SALIBELLO & BRODER LLP

Salvatore J. Zizza
   CHAIRMAN, HALLMARK ELECTRICAL SUPPLIES CORP.

OFFICERS

Bruce N. Alpert
   PRESIDENT

Peter D. Goldstein
   CHIEF COMPLIANCE OFFICER

James E. McKee
   SECRETARY

David I. Schachter
   VICE PRESIDENT

Richard C. Sell, Jr.
   TREASURER

OMBUDSMAN

Peter D. Beznoska

INVESTMENT ADVISER

Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1422

CUSTODIAN

State Street Bank and Trust Company

COUNSEL

Skadden, Arps, Slate, Meagher & Flom, LLP

TRANSFER AGENT AND REGISTRAR

Computershare Trust Company, N.A.

STOCK EXCHANGE LISTING

                                     Common
                                     ------
Amex-Symbol:                           GLU
Shares Outstanding:                 3,050,236

The Net Asset Value appears in the Publicly Traded Funds column, under the heading "Specialized Equity Funds," in Sunday's The New York Times and in Monday's The Wall Street Journal. It is also listed in Barron's Mutual Funds/Closed End Funds section under the heading "Specialized Equity Funds."

The Net Asset Value may be obtained each day by calling (914) 921-5070.

--------------------------------------------------------------------------------
For general information about the Gabelli Funds, call 800-GABELLI (800-422-3554), fax us at 914-921-5118, visit Gabelli Funds' Internet homepage at: WWW.GABELLI.COM or e-mail us at: closedend@gabelli.com
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that The Global Utility & Income Trust may, from time to time, purchase its shares in the open market when The Global Utility & Income Trust shares are trading at a discount of 10% or more from the net asset value of the shares.
--------------------------------------------------------------------------------

                                    [GRAPHIC]

                    THE GABELLI GLOBAL UTILITY & INCOME TRUST
                    ONE CORPORATE CENTER, RYE, NY 10580-1422
                        PHONE: 800-GABELLI (800-422-3554)
                   FAX: 914-921-5118 INTERNET: WWW.GABELLI.COM
                          E-MAIL: CLOSEDEND@GABELLI.COM              GLU AR 2005

ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

     (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's Board of Trustees has determined that Salvatore J. Zizza is qualified to serve as an audit committee financial expert serving on its audit committee and that he is "independent," as defined by Item 3 of Form N-CSR.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

AUDIT FEES

     (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $41,987 in 2005 and $62,420 in 2004.

AUDIT-RELATED FEES

     (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 in 2005 and $0 in 2004.

TAX FEES

     (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $2,880 in 2005 and $2,550 in 2004.

          Tax fees represent tax compliance services provided in connection with the review of the Registrant's tax returns.

ALL OTHER FEES

     (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 in 2005 and $0 in 2004.

  (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

          Pre-Approval Policies and Procedures. The Audit Committee ("Committee") of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent auditors to the registrant and (ii) all permissible non-audit services to be provided by the independent auditors to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC ("Gabelli") that provides services to the registrant (a "Covered Services Provider") if the independent auditors' engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson's pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee's pre-approval responsibilities to the other persons (other than Gabelli or the registrant's officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the registrant, Gabelli and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the registrant to its independent auditors during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

  (e)(2)  The percentage of services described in each of paragraphs (b) through
          (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

                           (b) 100%

                           (c) 100%

                           (d) N/A

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 in 2005 and $0 in 2004.

     (h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.



ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately designated audit committee consisting of the following members: Anthony J. Colavita, Vincent D. Enright, and Salvatore J. Zizza.


ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.

                    THE VOTING OF PROXIES ON BEHALF OF CLIENTS

          Rules 204(4)-2 and 204-2 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940 require investment advisers to adopt written policies and procedures governing the voting of proxies on behalf of their clients.

          These procedures will be used by GAMCO Asset Management Inc., Gabelli Funds, LLC, Gabelli Securities, Inc., and Gabelli Advisers, Inc. (collectively, the "Advisers") to determine how to vote proxies relating to portfolio securities held by their clients, including the procedures that the Advisers use when a vote presents a conflict between the interests of the shareholders of an investment company managed by one of the Advisers, on the one hand, and those of the Advisers; the principal underwriter; or any affiliated person of the investment company, the Advisers, or the principal underwriter. These procedures will not apply where the Advisers do not have voting discretion or where the Advisers have agreed to with a client to vote the client's proxies in accordance with specific guidelines or procedures supplied by the client (to the extent permitted by ERISA).

I.       PROXY VOTING COMMITTEE

The Proxy Voting Committee was originally formed in April 1989 for the purpose of formulating guidelines and reviewing proxy statements within the parameters set by the substantive proxy voting guidelines originally published by GAMCO Investors, Inc. in 1988 and updated periodically, a copy of which are appended as Exhibit A. The Committee will include representatives of Research, Administration, Legal, and the Advisers. Additional or replacement members of the Committee will be nominated by the Chairman and voted upon by the entire Committee.

          Meetings are held as needed basis to form views on the manner in which the Advisers should vote proxies on behalf of their clients.

          In general, the Director of Proxy Voting Services, using the Proxy Guidelines, recommendations of Institutional Shareholder Corporate Governance Service ("ISS"), other third-party services and the analysts of Gabelli & Company, Inc., will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is
(1) consistent with the recommendations of the issuer's Board of Directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer's Board of Directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the Board of Directors but is consistent with the Proxy Guidelines. In those instances, the Director of Proxy Voting Services or the Chairman of the Committee may sign and date the proxy statement indicating how each issue will be voted.

          All matters identified by the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department as controversial, taking into account the recommendations of ISS or other third party services and the analysts of Gabelli & Company, Inc., will be presented to the Proxy Voting
Committee. If the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Advisers and their clients, the Chairman of the Committee will initially determine what vote to recommend that the Advisers should cast and the matter will go before the Committee.

A.        CONFLICTS OF INTEREST.

                    The Advisers have implemented these proxy voting procedures in order to prevent conflicts of interest from influencing their proxy voting decisions. By following the Proxy Guidelines, as well as the recommendations of ISS, other third-party services and the analysts of Gabelli & Company, the Advisers are able to avoid, wherever possible, the influence of potential conflicts of interest. Nevertheless, circumstances may arise in which one or more of the Advisers are faced with a conflict of interest or the appearance of a conflict of interest in connection with its vote. In general, a conflict of interest may arise when an Adviser knowingly does business with an issuer, and may appear to have a material conflict between its own interests and the interests of the shareholders of an investment company managed by one of the Advisers regarding how the proxy is to be voted. A conflict also may exist when an Adviser has actual knowledge of a material business arrangement between an issuer and an affiliate of the Adviser.

          In practical terms, a conflict of interest may arise, for example, when a proxy is voted for a company that is a client of one of the Advisers, such as GAMCO Asset Management Inc. A conflict also may arise when a client of one of the Advisers has made a shareholder proposal in a proxy to be voted upon by one or more of the Advisers. The Director of Proxy Voting Services, together with the Legal Department, will scrutinize all proxies for these or other situations that may give rise to a conflict of interest with respect to the voting of proxies.

A.        OPERATION OF PROXY VOTING COMMITTEE.

          For matters submitted to the Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the Chief Investment Officer and any recommendations by Gabelli & Company, Inc. analysts. The Chief Investment Officer or the Gabelli & Company, Inc. analysts may be invited to present their viewpoints. IF THE DIRECTOR OF PROXY VOTING SERVICES or the Legal Department believe that the matter before the committee is one with respect to which a conflict of interest may exist between the Advisers and their clients, counsel will provide an opinion to the Committee concerning the conflict. If the matter is one in which the interests of the clients of one or more of Advisers may diverge, counsel will so advise and the Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel will provide an opinion concerning the likely risks and merits of such an appraisal action.

     Each matter submitted to the Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Committee, the Chairman of the Committee will cast the deciding vote. The Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

     Although the Proxy Guidelines express the normal preferences for the voting of any shares not covered by a contrary investment guideline provided by the client, the Committee is not bound by the preferences set forth in the Proxy Guidelines and will review each matter on its own merits. Written minutes of all Proxy Voting Committee meetings will be maintained. The Advisers subscribe to ISS, which supplies current information on companies, matters being voted on, regulations, trends in proxy voting and information on corporate governance issues.

     If the vote cast either by the analyst or as a result of the deliberations of the Proxy Voting Committee runs contrary to the recommendation of the Board of Directors of the issuer, the matter will be referred to legal counsel to determine whether an amendment to the most recently filed Schedule 13D is appropriate.

II.  SOCIAL ISSUES AND OTHER CLIENT GUIDELINES

     If a client has provided special instructions relating to the voting of proxies, they should be noted in the client's account file and forwarded to the proxy department. This is the responsibility of the investment professional or sales assistant for the client. In accordance with Department of Labor guidelines, the Advisers' policy is to vote on behalf of ERISA accounts in the best interest of the plan participants with regard to social issues that carry an economic impact. Where an account is not governed by ERISA, the Advisers will vote shares held on behalf of the client in a manner consistent with any individual investment/voting guidelines provided by the client. Otherwise the Advisers will abstain with respect to those shares.

III. CLIENT RETENTION OF VOTING RIGHTS

     If a client chooses to retain the right to vote proxies or if there is any change in voting authority, the following should be notified by the investment professional or sales assistant for the client.

         - Operations
         - Legal Department
         - Proxy Department
         - Investment professional assigned to the account

     In the event that the Board of Directors (or a Committee thereof) of one or more of the investment companies managed by one of the Advisers has retained direct voting control over any security, the Proxy Voting Department will provide each Board Member (or Committee member) with a copy of the proxy statement together with any other relevant information including recommendations of ISS or other third-party services.

IV.  VOTING RECORDS

     The Proxy Voting Department will retain a record of matters voted upon by the Advisers for their clients. The Advisers' staff may request proxy-voting records for use in presentations to current or prospective clients. Requests for proxy voting records should be made at least ten days prior to client meetings.

     If a client wishes to receive a proxy voting record on a quarterly, semi-annual or annual basis, please notify the Proxy Voting Department. The reports will be available for mailing approximately ten days after the quarter end of the period. First quarter reports may be delayed since the end of the quarter falls during the height of the proxy season.

     A letter is sent to the custodians for all clients for which the Advisers have voting responsibility instructing them to forward all proxy materials to:

                  [Adviser name]
                  Attn: Proxy Voting Department
                  One Corporate Center
                  Rye, New York 10580-1433

The sales assistant sends the letters to the custodians along with the trading/DTC instructions. Proxy voting records will be retained in compliance with Rule 204-2 under the Investment Advisers Act.

V.   VOTING PROCEDURES

1. Custodian banks, outside brokerage firms and Wexford Clearing Services Corporation are responsible for forwarding proxies directly to GAMCO.

Proxies are received in one of two forms:

o Shareholder Vote Authorization Forms (VAFs) - Issued by ADP. VAFs must be voted through the issuing institution causing a time lag. ADP is an outside service contracted by the various institutions to issue proxy materials.
o    Proxy cards which may be voted directly.

2. Upon receipt of the proxy, the number of shares each form represents is logged into the proxy system according to security.

 3. In the case of a discrepancy such as an incorrect number of shares, an improperly signed or dated card, wrong class of security, etc., the issuing custodian is notified by phone. A corrected proxy is requested. Any arrangements are made to insure that a proper proxy is received in time to be voted (overnight delivery, fax, etc.). When securities are out on loan on record date, the custodian is requested to supply written verification.

4. Upon receipt of instructions from the proxy committee (see Administrative), the votes are cast and recorded for each account on an individual basis.

Since January 1, 1992, records have been maintained on the Proxy Edge system. The system is backed up regularly. From 1990 through 1991, records were maintained on the PROXY VOTER system and in hardcopy format. Prior to 1990, records were maintained on diskette and in hardcopy format.

PROXY EDGE records include:
         Security Name and Cusip Number
         Date and Type of Meeting (Annual, Special, Contest)
         Client Name
         Adviser or Fund Account Number
         Directors'  Recommendation
         How GAMCO voted for  the client on each issue
         The rationale for the vote when it appropriate

Records  prior to the  institution  of the PROXY EDGE system  include:
         Security name
         Type of Meeting (Annual, Special, Contest)
         Date of Meeting
         Name of Custodian
         Name of Client
         Custodian  Account  Number
         Adviser  or Fund Account Number
         Directors'  recommendation
         How the Adviser voted for the client on each issue
         Date the proxy statement was received and by whom Name of person posting the vote
         Date and method by which the vote was cast

o From these records individual client proxy voting records are compiled. It is our policy to provide institutional clients with a proxy voting record during client reviews. In addition, we will supply a proxy voting record at the request of the client on a quarterly, semi-annual or annual basis.

5. VAFs are kept alphabetically by security. Records for the current proxy season are located in the Proxy Voting Department office. In preparation for the upcoming season, files are transferred to an offsite storage facility during January/February.

6. Shareholder Vote Authorization Forms issued by ADP are always sent directly to a specific individual at ADP.

7. If a proxy card or VAF is received too late to be voted in the conventional matter, every attempt is made to vote on one of the following manners:

o VAFs can be faxed to ADP up until the time of the meeting. This is followed up by mailing the original form.

o When a solicitor has been retained, the solicitor is called. At the solicitor's direction, the proxy is faxed.

8. In the case of a proxy contest, records are maintained for each opposing entity.

9. Voting in Person

a) At times it may be necessary to vote the shares in person. In this case, a "legal proxy" is obtained in the following manner:

o    Banks and brokerage firms using the services at ADP:

     The back of the VAF is stamped indicating that we wish to vote in person. The forms are then sent overnight to ADP. ADP issues individual legal proxies and sends them back via overnight (or the Adviser can pay messenger charges). A lead-time of at least two weeks prior to the meeting is needed to do this. Alternatively, the procedures detailed below for banks not using ADP may be implemented.

o    Banks and brokerage firms issuing proxies directly:

     The bank is called and/or faxed and a legal proxy is requested.

All legal proxies should appoint:

"REPRESENTATIVE OF [ADVISER NAME] WITH FULL POWER OF SUBSTITUTION."

b) The legal proxies are given to the person attending the meeting along with the following supplemental material:

o A limited Power of Attorney appointing the attendee an Adviser representative.
o A list of all shares being voted by custodian only. Client names and account numbers are not included. This list must be presented, along with the proxies, to the Inspectors of Elections and/or tabulator at least one-half hour prior to the scheduled start of the meeting. The tabulator must "qualify" the votes (i.e. determine if the vote have previously been cast, if the votes have been rescinded, etc. vote have previously been cast, etc.).
o    A  sample  ERISA  and  Individual  contract.
o    A sample of the annual authorization to vote proxies form.
o    A copy of our most recent Schedule 13D filing (if applicable).

                                   APPENDIX A

                                PROXY GUIDELINES









                           ==========================

                             PROXY VOTING GUIDELINES

                           ==========================

                            GENERAL POLICY STATEMENT

It is the policy of GAMCO INVESTORS, INC. to vote in the best economic interests of our clients. As we state in our Magna Carta of Shareholders Rights, established in May 1988, we are neither for nor against management. We are for shareholders.

At our first proxy committee meeting in 1989, it was decided that each proxy statement should be evaluated on its own merits within the framework first established by our Magna Carta of Shareholders Rights. The attached guidelines serve to enhance that broad framework.

We do not consider any issue routine. We take into consideration all of our research on the company, its directors, and their short and long-term goals for the company. In cases where issues that we generally do not approve of are combined with other issues, the negative aspects of the issues will be factored into the evaluation of the overall proposals but will not necessitate a vote in opposition to the overall proposals.

                               BOARD OF DIRECTORS

The advisers do not consider the election of the Board of Directors a routine issue. Each slate of directors is evaluated on a case-by-case basis.

Factors taken into consideration include:

o    Historical responsiveness to shareholders
     This may include such areas as:
          -Paying greenmail
          -Failure to adopt shareholder resolutions receiving a majority of shareholder votes
o    Qualifications
o    Nominating committee in place
o    Number of outside directors on the board
o    Attendance at meetings
o    Overall performance

                              SELECTION OF AUDITORS

In general, we support the Board of Directors' recommendation for audit

                           BLANK CHECK PREFERRED STOCK

We oppose the issuance of blank check preferred stock.

Blank check preferred stock allows the company to issue stock and establish dividends, voting rights, etc. without further shareholder approval.

                                CLASSIFIED BOARD

A classified board is one where the directors are divided into classes with overlapping terms. A different class is elected at each annual meeting.

While a classified board promotes continuity of directors facilitating long range planning, we feel directors should be accountable to shareholders on an annual basis. We will look at this proposal on a case-by-case basis taking into consideration the board's historical responsiveness to the rights of shareholders.

Where a classified board is in place we will generally not support attempts to change to an annually elected board.

When an annually elected board is in place, we generally will not support attempts to classify the board.

                        INCREASE AUTHORIZED COMMON STOCK

The request to increase the amount of outstanding shares is considered on a case-by-case basis.

Factors taken into consideration include:

o    Future use of additional shares
          -Stock split
          -Stock option or other executive  compensation  plan
          -Finance growth of company/strengthen  balance sheet
          -Aid in restructuring
          -Improve credit rating
          -Implement a poison pill or other takeover defense
o Amount of stock currently authorized but not yet issued or reserved for stock option plans
o    Amount of additional stock to be authorized and its dilutive effect

We will support this proposal if a detailed and verifiable plan for the use of the additional shares is contained in the proxy statement.

                               CONFIDENTIAL BALLOT

We support the idea that a shareholder's identity and vote should be treated with confidentiality.

However, we look at this issue on a case-by-case basis.

In order to promote confidentiality in the voting process, we endorse the use of independent Inspectors of Election.

                                CUMULATIVE VOTING

In general, we support cumulative voting.

Cumulative voting is a process by which a shareholder may multiply the number of directors being elected by the number of shares held on record date and cast the total number for one candidate or allocate the voting among two or more candidates.

Where cumulative voting is in place, we will vote against any proposal to rescind this shareholder right.

Cumulative voting may result in a minority block of stock gaining representation on the board. When a proposal is made to institute cumulative voting, the proposal will be reviewed on a case-by-case basis. While we feel that each board member should represent all shareholders, cumulative voting provides minority shareholders an opportunity to have their views represented.

                     DIRECTOR LIABILITY AND INDEMNIFICATION

We support efforts to attract the best possible directors by limiting the liability and increasing the indemnification of directors, except in the case of insider dealing.

                            EQUAL ACCESS TO THE PROXY

The SEC's rules provide for shareholder resolutions. However, the resolutions are limited in scope and there is a 500 word limit on proponents' written arguments. Management has no such limitations. While we support equal access to the proxy, we would look at such variables as length of time required to respond, percentage of ownership, etc.

                              FAIR PRICE PROVISIONS

Charter provisions requiring a bidder to pay all shareholders a fair price are intended to prevent two-tier tender offers that may be abusive. Typically, these provisions do not apply to board-approved transactions.

We support fair price provisions because we feel all shareholders should be entitled to receive the same benefits.

Reviewed on a case-by-case basis.

                                GOLDEN PARACHUTES

Golden parachutes are severance payments to top executives who are terminated or demoted after a takeover.

We support any proposal that would assure management of its own welfare so that they may continue to make decisions in the best interest of the company and shareholders even if the decision results in them losing their job. We do not, however, support excessive golden parachutes. Therefore, each proposal will be decided on a case-by- case basis.

Note: Congress has imposed a tax on any parachute that is more than three times the executive's average annual compensation.

                            ANTI-GREENMAIL PROPOSALS

We do not support greenmail. An offer extended to one shareholder should be extended to all shareholders equally across the board.

               LIMIT SHAREHOLDERS' RIGHTS TO CALL SPECIAL MEETINGS

We support the right of shareholders to call a special meeting.

                CONSIDERATION OF NONFINANCIAL EFFECTS OF A MERGER

This proposal releases the directors from only looking at the financial effects of a merger and allows them the opportunity to consider the merger's effects on employees, the community, and consumers.

As a fiduciary, we are obligated to vote in the best economic interests of our clients. In general, this proposal does not allow us to do that. Therefore, we generally cannot support this proposal.

Reviewed on a case-by-case basis.

                   MERGERS, BUYOUTS, SPIN-OFFS, RESTRUCTURINGS

Each of the above is considered on a case-by-case basis. According to the Department of Labor, we are not required to vote for a proposal simply because the offering price is at a premium to the current market price. We may take into consideration the long term interests of the shareholders.

                                 MILITARY ISSUES

Shareholder proposals regarding military production must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to the client's direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

                                NORTHERN IRELAND

Shareholder proposals requesting the signing of the MacBride principles for the purpose of countering the discrimination of Catholics in hiring practices must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to client direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

                       OPT OUT OF STATE ANTI-TAKEOVER LAW

This shareholder proposal requests that a company opt out of the coverage of the state's takeover statutes. Example: Delaware law requires that a buyer must acquire at least 85% of the company's stock before the buyer can exercise control unless the board approves.

We consider this on a case-by-case basis. Our decision will be based on the following:

o    State of Incorporation
o    Management history of responsiveness to shareholders
o    Other mitigating factors

                                   POISON PILL

In general, we do not endorse poison pills.

In certain cases where management has a history of being responsive to the needs of shareholders and the stock is very liquid, we will reconsider this position.

                                 REINCORPORATION

Generally, we support reincorporation for well-defined business reasons. We oppose reincorporation if proposed solely for the purpose of reincorporating in a state with more stringent anti-takeover statutes that may negatively impact the value of the stock.

                               STOCK OPTION PLANS

Stock option plans are an excellent way to attract, hold and motivate directors and employees. However, each stock option plan must be evaluated on its own merits, taking into consideration the following:

o    Dilution of voting power or earnings per share by more than 10%
o    Kind of stock to be awarded, to whom, when and how much
o    Method of payment
o Amount of stock already authorized but not yet issued under existing stock option plans

                         SUPERMAJORITY VOTE REQUIREMENTS

Supermajority vote requirements in a company's charter or bylaws require a level of voting approval in excess of a simple majority of the outstanding shares. In general, we oppose supermajority-voting requirements. Supermajority requirements often exceed the average level of shareholder participation. We support proposals' approvals by a simple majority of the shares voting.

               LIMIT SHAREHOLDERS RIGHT TO ACT BY WRITTEN CONSENT

Written consent allows shareholders to initiate and carry on a shareholder action without having to wait until the next annual meeting or to call a special meeting. It permits action to be taken by the written consent of the same percentage of the shares that would be required to effect proposed action at a shareholder meeting.

Reviewed on a case-by-case basis.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

PORTFOLIO MANAGER
-----------------

Mr. Mario J. Gabelli, CFA, is primarily responsible for the day-to-day management of The Gabelli Global Utility & Income Trust, (the Trust). Mr. Gabelli has served as Chairman, Chief Executive Officer, and Chief Investment Officer -Value Portfolios of GAMCO Investors, Inc. and its affiliates since their organization.

MANAGEMENT OF OTHER ACCOUNTS
----------------------------

The table below shows the number of other accounts managed by Mario J. Gabelli and the total assets in each of the following categories: registered investment companies, other paid investment vehicles and other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

                                                                                  # of Accounts
                                                                                   Managed with     Total Assets with
                                                      Total                        Advisory Fee        Advisory Fee
     Name of Portfolio                            # of Accounts                     Based on            Based on
         Manager        Type of Accounts             Managed      Total Assets     Performance         Performance
         --------       ----------------             -------      ------------     -----------         -----------

1.  Mario J. Gabelli    Registered Investment           24          $13.0B*             6                 $4.7B
                        Companies:
                        Other Pooled Investment         20          $946.4M*            19               $704.6M
                        Vehicles:
                        Other Accounts:               1,882          $10.0B             5                 $1.3B

* Represents the portion of assets for which the portfolio manager has primary responsibility in the accounts indicated. The accounts indicated may contain additional assets under the primary responsibility of other portfolio managers.

POTENTIAL CONFLICTS OF INTEREST
-------------------------------


As reflected above, Mr. Gabelli manages accounts in addition to the Trust. Actual or apparent conflicts of interest may arise when a Portfolio Manager also has day-to-day management responsibilities with respect to one or more other accounts. These potential conflicts include:

ALLOCATION OF LIMITED TIME AND ATTENTION. As indicated above, Mr. Gabelli manages multiple accounts. As a result, he will not be able to devote all of his time to management of the Trust. Mr. Gabelli, therefore, may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he were to devote all of his attention to the management of only the Trust.

ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES. As indicated above, Mr. Gabelli manages managed accounts with investment strategies and/or policies that are similar to the Trust. In these cases, if the he identifies an investment opportunity that may be suitable for multiple accounts, a Fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among all or many of these accounts or other accounts managed primarily by other Portfolio Managers of the Adviser, and their affiliates. In addition, in the event Mr. Gabelli determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions.

SELECTION OF BROKER/DEALERS. Because of Mr. Gabelli's position with the Distributor and his indirect majority ownership interest in the Distributor, he may have an incentive to use the Distributor to execute portfolio transactions for a Fund.

PURSUIT OF DIFFERING STRATEGIES. At times, Mr. Gabelli may determine that an investment opportunity may be appropriate for only some of the accounts for which he exercises investment responsibility, or may decide that certain of the funds or accounts should take differing positions with respect to a particular security. In these cases, he may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other accounts.

VARIATION IN COMPENSATION. A conflict of interest may arise where the financial or other benefits available to Mr. Gabelli differ among the accounts that he manages. If the structure of the Adviser's management fee or the Portfolio Manager's compensation differs among accounts (such as where certain accounts pay higher management fees or performance-based management fees), the Portfolio Manager may be motivated to favor certain accounts over others. The Portfolio Manager also may be motivated to favor accounts in which he has an investment interest, or in which the Adviser, or their affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a Portfolio Manager's performance record or to derive other rewards, financial or otherwise, could influence the Portfolio Manager in affording preferential treatment to those accounts that could most significantly benefit the Portfolio Manager. For example, as reflected above, if Mr. Gabelli manages accounts which have performance fee arrangements, certain portions of his compensation will depend on the achievement of performance milestones on those accounts. Mr. Gabelli could be incented to afford preferential treatment to those accounts and thereby by subject to a potential conflict of interest.

The Adviser, and the Funds have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and their staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

COMPENSATION STRUCTURE FOR MARIO J. GABELLI
-------------------------------------------

Mr. Gabelli receives incentive-based variable compensation based on a percentage of net revenues received by the Adviser for managing the Trust. Net revenues are determined by deducting from gross investment management fees the firm's expenses (other than Mr. Gabelli's compensation) allocable to this Trust. Five closed-end registered investment companies managed by Mr. Gabelli have arrangements whereby the Adviser will only receive its investment advisory fee attributable to the liquidation value of outstanding preferred stock (and Mr. Gabelli would only receive his percentage of such advisory fee) if certain performance levels are met. Additionally, he receives similar incentive based variable compensation for managing other accounts within the firm and its affiliates. This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. One of the other registered investment companies managed by Mr. Gabelli has a performance (fulcrum) fee arrangement for which his compensation is adjusted up or down based on the performance of the investment company relative to an index. Mr. Gabelli manages other accounts with performance fees. Compensation for managing these accounts has two components. One component is based on a percentage of net revenues to the investment adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of such performance fee is paid to Mr. Gabelli. As an executive officer of the Adviser's parent company, GBL, Mr. Gabelli also receives ten percent of the net operating profits of the parent company. He receives no base salary, no annual bonus, and no stock options.

OWNERSHIP OF SHARES IN THE FUND
-------------------------------

Mario Gabelli owned 181,436.00 shares of the Trust as of December 31, 2005.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

                                       REGISTRANT PURCHASES OF EQUITY SECURITIES
=============================================================================================================================
                                                               (C) TOTAL NUMBER OF         (D) MAXIMUM NUMBER (OR
                                                                 SHARES (OR UNITS)        APPROXIMATE DOLLAR VALUE) OF
             (A) TOTAL  NUMBER OF                               PURCHASED AS PART OF     SHARES (OR UNITS) THAT MAY YET
              SHARES  (OR UNITS)   (B) AVERAGE PRICE PAID     PUBLICLY ANNOUNCED PLANS    BE PURCHASED UNDER THE PLANS
   PERIOD         PURCHASED         PER SHARE (OR UNIT)           OR PROGRAMS                   OR PROGRAMS
=============================================================================================================================
=============================================================================================================================
Month #1     Common - N/A              Common - N/A               Common - N/A               Common - 3,050,236
07/01/05
through      Preferred - N/A           Preferred - N/A            Preferred - N/A            Preferred - N/A
07/31/05
=============================================================================================================================
=============================================================================================================================
Month #2     Common - N/A              Common - N/A               Common - N/A               Common - 3,050,236
08/01/05
through      Preferred - N/A           Preferred - N/A            Preferred - N/A            Preferred - N/A
08/31/05
=============================================================================================================================
=============================================================================================================================
Month #3     Common - N/A              Common - N/A               Common - N/A               Common - 3,050,236
09/01/05
through      Preferred - N/A           Preferred - N/A            Preferred - N/A            Preferred - N/A
09/30/05
=============================================================================================================================
=============================================================================================================================
Month #4     Common - N/A              Common - N/A               Common - N/A               Common - 3,050,236
10/01/05
through      Preferred - N/A           Preferred - N/A            Preferred - N/A            Preferred - N/A
10/31/05
=============================================================================================================================
=============================================================================================================================
Month #5     Common - N/A              Common - N/A               Common - N/A               Common - 3,050,236
11/01/05
through      Preferred - N/A           Preferred - N/A            Preferred - N/A            Preferred - N/A
11/30/05
=============================================================================================================================
=============================================================================================================================
Month #6     Common - N/A              Common - N/A               Common - N/A               Common - 3,050,236
12/01/05
through      Preferred - N/A           Preferred - N/A            Preferred - N/A            Preferred - N/A
12/31/05
=============================================================================================================================
=============================================================================================================================
Total        Common - N/A              Common - N/A               Common - N/A               N/A

             Preferred - N/A           Preferred - N/A            Preferred - N/A
=============================================================================================================================

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a. The date each plan or program was announced - The notice of the potential repurchase of common and preferred shares occurs quarterly in the Fund's quarterly report in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.
b. The dollar amount (or share or unit amount) approved - Any or all common shares outstanding may be repurchased when the Fund's common shares are trading at a discount of 10% or more from the net asset value of the shares.
     Any or all preferred shares outstanding may be repurchased when the Fund's preferred shares are trading at a discount to the liquidation value of $25.00.
c. The expiration date (if any) of each plan or program - The Fund's repurchase plans are ongoing.
d. Each plan or program that has expired during the period covered by the table - The Fund's repurchase plans are ongoing.
e. Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. - The Fund's repurchase plans are ongoing.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the
          Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).


     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2)   Certifications  pursuant to Rule  30a-2(a)  under the 1940 Act and
              Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3)   Not applicable.

     (b)      Certifications  pursuant to Rule  30a-2(b)  under the 1940 Act and
              Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)                The Gabelli Global Utility & Income Trust
            --------------------------------------------------------------------

By (Signature and Title)*   /s/ Bruce N. Alpert
                         -------------------------------------------------------
                            Bruce N. Alpert, Principal Executive Officer


Date     March 10, 2006
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*   /s/ Bruce N. Alpert
                         -------------------------------------------------------
                            Bruce N. Alpert, Principal Executive Officer


Date     March 10, 2006
    ----------------------------------------------------------------------------


By (Signature and Title)*   /s/ Richard C. Sell, Jr.
                         -------------------------------------------------------
                            Richard C. Sell, Jr., Principal Financial Officer
                            and Treasurer


Date     March 10, 2006
    ----------------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.